                                                                  Exhibit 10.9.4

          THIS WARRANT AND THE SHARES OF CAPITAL STOCK ISSUED UPON ITS
          EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
       1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY
             NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE
         REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL
          AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM

          THIS WARRANT AND THE SHARES OF CAPITAL STOCK ISSUED UPON ITS
              EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER
                     SET FORTH IN SECTION 6 OF THIS WARRANT

                                                    Number of Shares: 404,366
                                                    (subject to adjustment)

Date of Issuance: August __, 2006

                               BIOVEX GROUP, INC.

                    Series D Preferred Stock Purchase Warrant

     BIOVEX GROUP, INC., a Delaware corporation whose principal office is located at 34 Commerce Way, Woburn, MA 01801, (the "Company"), for value received, hereby certifies that EUROPEAN VENTURE PARTNERS II ANNEX LIMITED, a public company with limited liability incorporated in Jersey under registered number 93146 whose registered office is at St. Paul's Gate, New Street, St. Helier, Jersey JE4 8ZB, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time (i) prior to 5:00 p.m. (Boston time) on December 31, 2006 (so long as an IPO (as defined below) or the Termination Date shall not have occurred), and (ii) after 5.01 p.m. (Boston time) on December 31, 2006 and before 5.00 p.m. (Boston time) on the Termination Date (as defined below), up to 404,366 shares of Series D Preferred Stock, $0.0001 par value per share (the "Series D Preferred Stock") of the Company (the "Warrant Shares"). The purchase price per Warrant Share shall be $0.0001 (subject to adjustment as provided herein). The shares purchasable upon exercise of this Warrant, and the purchase price per share, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively. The Series D Preferred Stock shall have the rights, restrictions and privileges set forth in the Restated Certificate of Incorporation of the Company, as amended or restated from time to time (the "Certificate of Incorporation"). This Warrant is issued by the Company in connection with the transactions contemplated pursuant to a Sub-Lease dated August __, 2006 among the Company, BioVex Limited, a wholly-owned subsidiary of the Company, and Venture Leasing (UK) Annex Limited, a wholly-owned subsidiary of the Registered Holder. The Company is simultaneously issuing to the Registered Holder a Common Stock Purchase Warrant (the "Common Warrant").

     Notwithstanding the foregoing, in the event that an initial firm commitment underwritten public offering of the Company's Common Stock (the "IPO") closes at any time prior to 5.00 p.m. on December 31, 2006, this Warrant shall immediately terminate and shall thereafter be void and of no further force or effect and the Common Warrant shall be operative.

LONDON 181973v4

     For purposes hereof, "Termination Date" shall be the earliest to occur of
(a) the tenth anniversary hereof, (b) the closing of a Merger/Sale (as defined below) and (c) the exercise of the Common Warrant; provided however, that the Company shall provide written notice to the Registered Holder of a pending Merger/Sale not less than twenty (20) days, nor more than ninety (90) days, prior to the proposed closing of such Merger/Sale. "Merger/Sale" shall mean the consummation of (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of 50% or more of the outstanding voting power of the Company; provided, that the holders of record of the Company's outstanding shares immediately before such reorganization, merger or consolidation do not, immediately after such reorganization, merger or consolidation, hold (by virtue of securities issued as consideration in such transaction or otherwise) a majority of the voting power of the surviving company of such reorganization, merger or consolidation; or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets. For the avoidance of doubt, the exercisability of the Common Warrant and this Warrant shall be mutually exclusive.

     1. Exercise.

          (a) Exercise for Cash. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

          (b) Cashless Exercise. The Registered Holder may, at its option, pay the Purchase Price by canceling the portion of this Warrant as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by (ii) the excess of the Fair Market Value (defined below) per share of Series D Preferred Stock as of the Exercise Date (as defined in Section 1(d) below) over the Purchase Price per share. If the Registered Holder wishes to exercise this Warrant pursuant to this method of payment, with respect to the maximum number of Warrant Shares purchasable pursuant to this method, then the number of Warrant Shares so purchasable shall be equal to the total number of exercisable Warrant Shares, minus the product obtained by multiplying (x) the total number of exercisable Warrant Shares by (y) a fraction, the numerator of which shall be the Purchase Price per share and the denominator of which shall be the Fair Market Value per share of Series D Preferred Stock as of the Exercise Date. The Fair Market Value per share of Series D Preferred Stock shall be deemed to be the price per share which the Company could obtain from a willing buyer for shares of Series D Preferred Stock sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the Registered Holder. If the Company and the Registered Holder cannot agree on such value, the fair market value shall be determined by a reputable independent appraiser selected by the Company with the consent of the Registered Holder (which consent shall not be unreasonably withheld) (the "Appraiser"), whose fees and expenses shall be borne equally by the Company and the Registered Holder.

LONDON 181973v4

          (c) Automatic Exercise. Notwithstanding the provisions of Section 1(a) and (b), this Warrant shall automatically be deemed to undergo a cashless exercise, without any further action on behalf of the Registered Holder, immediately prior to the liquidation, dissolution or winding up of the Company.

          (d) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a), 1(b) or 1(c) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(e) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (e) Issuance of Certificates. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, including but not limited to the date of issuance, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant canceled in payment of the Purchase Price payable upon such exercise pursuant to subsection 1(b) above.

     2. Adjustments.

          (a) Adjustment for Conversion of Preferred Stock. If all of the outstanding shares of Series D Preferred Stock are converted into Common Stock of the Company (in connection with the IPO or otherwise) in accordance with the terms of the Certificate of Incorporation, then, effective upon such conversion,
(i) this Warrant shall be exercisable for such number of shares of Common Stock as is equal to the number of shares of Common Stock that each share of Series D Preferred Stock was converted into, multiplied by the number of shares of Series D Preferred Stock subject to this Warrant immediately prior to such conversion,
(ii) the Purchase Price shall be the Purchase Price in effect immediately prior to such conversion divided by the number of shares of Common Stock into which each share of Series D Preferred Stock was converted, and (iii) all references in this Warrant to "Series D Preferred Stock" shall thereafter be deemed to refer to "Common Stock." On the date hereof, every ten (10) shares of Series D Preferred Stock are convertible into one (1) share of Common Stock.

LONDON 181973v4

          (b) Stock Splits and Combinations of Preferred Stock. If outstanding shares of the Company's Series D Preferred Stock shall be subdivided into a greater number of shares or a dividend shall be paid in respect of the Series D Preferred Stock other than accruing dividends payable pursuant to the Certificate of Incorporation, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Series D Preferred Stock shall be combined into a smaller number of shares, the Purchase Price with respect to such shares of Series D Preferred Stock in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. The aggregate Purchase Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. When any adjustment is required to be made in the Purchase Price in accordance with this Section 2(b), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (c) Stock Splits and Combinations of Common Stock. After any mandatory conversion of shares of Series D Preferred Stock pursuant to the Company's Certificate of Incorporation, (i) if outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced and (ii) if outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price with respect to such shares of Common Stock in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. The aggregate Purchase Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. When any adjustment is required to be made in the Purchase Price pursuant to this Section 2(c), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (d) Adjustment for Reorganization. If there shall occur any capital reorganization or reclassification of the Company's capital stock of the same type, class and series as the Warrant Shares then issuable upon exercise of this Warrant (other than a change in par value or a subdivision or combination as provided for in subsection 2(b) or 2(c) above), or any consolidation or merger of the Company with or into another corporation, whether or not the Company is the surviving corporation, then, as part of any such reorganization, reclassification, consolidation or merger, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such

LONDON 181973v4
reorganization, reclassification, consolidation or merger, as the case may be, such Registered Holder had held the number of shares of Series D Preferred Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this
Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

          (e) Other Antidilution Protections. Additional antidilution rights applicable to the Series D Preferred Stock purchasable hereunder are as set forth in the Certificate of Incorporation. The Company shall promptly provide the Registered Holder with any restatement, amendment, modification or waiver of the Certificate of Incorporation.

          (f) Notice of Adjustments. When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2(b), (c), (d) or (e) above.

     3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Series D Preferred Stock (or Common Stock if there has been a mandatory conversion of the Series D Preferred Stock pursuant to Section 2(a) above), as determined pursuant to subsection 1(b) above.

     4. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant and such number of shares of Common Stock, as from time to time shall be issuable upon conversion of the Warrant Shares.

     5. Representations, Warranties and Covenants of the Company.

          (a) Reservation of Series D Preferred Stock. The Series D Preferred Stock issuable upon exercise of this Warrant has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Series D Preferred Stock issuable pursuant to this Warrant may be subject to restrictions on transfer under state and/or Federal securities laws. The Company has made available to the Registered Holder true, correct and complete copies of its Certificate of Incorporation and Bylaws, as amended as of the date of this Warrant. The issuance of certificates for shares of Series D Preferred Stock upon exercise of the Warrant shall be made without charge to the Registered Holder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of

LONDON 181973v4

Series D Preferred Stock, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Registered Holder.

          (b) Due Authority. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, have been duly authorized by all necessary corporate action on the part of the Company, and this Warrant does not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and this Warrant constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. The Company received all consents and/or approvals of any third party required in respect of the issuance of the Warrant Shares pursuant to any applicable laws and/or regulation and/or agreement and/or other instrument to which the Company is party and/or by which it is bound.

     6. Requirements for Transfer.

          (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel of the Registered Holder (such opinion may be from the Registered Holder's inside counsel), reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

          (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a corporation to a wholly owned subsidiary of such corporation or to a parent of such corporation, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, or to its nominee or from such nominee to its beneficial owner, if the transferee agrees in writing to be subject to the terms of this Section 6, provided that, in no event shall such transferee be a competitor of the Company or (ii) a transfer made in accordance with Rule 144 under the Act. Without limiting the generality of the foregoing, the rights of the Holder under this Warrant may be assigned in whole or in part to Deutsche Trustee Company Limited, Deutsche Bank AG London and to any third party who controls, is controlled by or is under common control with the Holder and to European Venture Partners II Leveraged Venture Leasing Company Limited.

          (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

     7. Representations of the Registered Holder. The Registered Holder represents and warrants to the Company as follows:

          (a) Investment. It is acquiring the Warrant, and (if and when it exercises this Warrant) it will acquire the Warrant Shares, and the shares of Common Stock into which the Warrant Shares may be converted, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Registered Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

          (b) Accredited Investor. The Registered Holder is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Act").

          (c) Experience. The Registered Holder has made such inquiry concerning the Company and its business and personnel as it has deemed appropriate; and the Registered Holder has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company.

     8. No Impairment. The Company will not, by amendment of its charter or by-laws or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     9. Notices of Record Date, etc. In case:

          (a) the Company shall take a record of the holders of its Series D Preferred Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is

LONDON 181973v4
to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Series D Preferred Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Series D Preferred Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the record date or effective date for the event specified in such notice.

     10. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 6 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Series D Preferred Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     11. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     12. Transfers, etc.

          (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Subject to the provisions of Section 6 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     13. Lock-up Agreement; Stockholders' Agreement.

          (a) As a condition to the issuance of this Warrant, the Registered Holder agrees that it shall enter into any form of lock up agreement with any other underwriter engaged by the Company in connection with the IPO, providing that the Registered Holder shall not sell

LONDON 181973v4
any shares of capital stock of the Company without the consent of such underwriters for a period of not more than 180 days following the effective date of the registration statement relating to such offering, provided that all officers and directors of the Company and all two percent (2%) stockholders enter into substantially the same agreement.

          (b) As a condition to the exercise of this Warrant (in whole or in part), the Registered Holder agrees that it shall become a party to the Stockholders' Agreement of the Company dated as of August 30, 2005, as the same may be amended from time to time, as a "Preferred Holder" thereunder.

     14. Notices. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to (i) its registered office set forth in the first paragraph of this Warrant and (ii) Cardinal House, 39-40 Albermarle Street, London, England W1S 4TE, Attn: Maurizio Petitbon, with a copy, which shall not constitute notice, to Sonnenschein Nath and Rosenthal LLP, 1221 Avenue of the Americas, New York, New York, 10020, Attn: Denise Tormey, Esq. or to such other address furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered (i) two business days after being sent by certified or registered mail, return receipt requested, postage prepaid, or
(ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery.

     15. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company, except as set forth herein.

     16. Information. The Company shall deliver to the registered Holder hereof such information as may be delivered from time to time by the Company to the holders of the Series D Preferred Stock pursuant to Section 6.1 of the Stockholders' Agreement of the Company dated as of August 31, 2005, as and when so delivered. The foregoing covenant shall terminate upon the closing of the IPO.

     17. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

LONDON 181973v4

     18. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     19. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflict of law provisions thereof).

     20. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED BY THIS WARRANT.

     21. Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     22. Facsimile Signatures. This Warrant may be executed by facsimile signature.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

LONDON 181973v4

     IN WITNESS WHEREOF, the undersigned parties have executed this Warrant as of August ___, 2006.

                                       BIOVEX GROUP, INC.


                                       By:
                                           -------------------------------------
                                           Philip Astley-Sparke
                                           President and Chief Financial Officer


                                       EUROPEAN VENTURE PARTNERS II
                                       ANNEX LIMITED


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

LONDON 181973v4

                                                                       EXHIBIT I

                                  PURCHASE FORM

To: BioVex Group, Inc., Company Secretary

                                        Dated: ______________

     The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase _____ shares of the [Series D Preferred Stock] [Common Stock] covered by such Warrant. The undersigned herewith makes payment of $____________, representing the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

               [ ]  $_________ in lawful money of the United States, and/or

               [ ] the cancellation of such portion of the attached Warrant as is exercisable for a total of ______ Warrant Shares (using a Fair Market Value of $_______ per share for purposes of this calculation).

     Please issue a certificate or certificates representing said shares in the name of the undersigned as specified below:


     -------------------------------


                                        Signature:
                                                   -----------------------------
                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

LONDON 181973v4

                                                                      EXHIBIT II

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED, _______________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of Warrant Shares covered thereby set forth below, unto:

Name of Assignee   Address   No. of Shares
----------------   -------   -------------




Dated:                                  Signature:
       --------------                              -----------------------------


Dated:                                  Witness:
       --------------                            -------------------------------

LONDON 181973v4

                                                                     EXHIBIT III

                                LOCK UP AGREEMENT

                                    Attached

LONDON 181973v4